UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008
SYKES ENTERPRISES, INCORPORATED

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive,
Tampa, Florida		33602

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (813) 274-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1 FORM OF RESTRICTED SHARE AND STOCK APPRECIATION RIGHT AWARD AGREEMENT
EX-99.2 EMPLOYMENT AGREEMENT/JAMES T. HOLDER
EX-99.3 EMPLOYMENT AGREEMENT/DAVID L. PEARSON
EX-99.4 EMPLOYMENT AGREEMENT/DANIEL L. HERNANDEZ

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Equity Compensation Awards to Executive Officers
          On January 2, 2008, the Compensation Committee of the Registrant awarded performance-based restricted shares and stock appreciation rights under the Registrant’s 2001 Equity Incentive Plan (the “Plan”), as well as performance-based cash bonus awards, to certain executive officers as set forth below.
2008-2010 Performance Awards
          On January 2, 2008, the Compensation Committee of the Registrant awarded performance-based restricted shares and stock appreciation rights under the Plan to certain executive officers as set forth below:

			Restricted
Name	Title	SARs	Shares

Charles Sykes	President & Chief Executive Officer	46,296	55,960
W. Michael Kipphut	SVP, Finance	20,472	24,745
Lawrence R. Zingale	SVP, Global Sales and Client Management	14,120	17,068
James Hobby	SVP, Global Operations	14,120	17,068
David Pearson	SVP & Chief Information Officer	6,417	7,756
James T. Holder	SVP & General Counsel	6,822	8,245
Restricted Shares
     The restricted shares are shares of the Registrant’s common stock which are issued to the participant subject to (a) restrictions on transfer for a period of time and (b) forfeiture under certain conditions. With regard to 2/3 of the restricted shares (the “Income Based Restricted Shares”), such Income Based Restricted Shares vest and the restrictions on their transfer lapse with respect to such vested shares on March 16, 2011, provided that (i) the aggregate Income from Operations of the Registrant, as reported in its audited Consolidated Statement of Operations, during fiscal years 2008, 2009 and 2010 (measured as of December 31, 2010) equals at least $183,720,000 (“Income from Operations Calculation”), and (ii) the participant is employed by the Registrant or a subsidiary on such date. The number of the Income Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will be a number equal to 53.3% of the Income Based Restricted Shares in the event the Income from Operations Calculation is $183,720,000, and will increase on a pro-rata basis up to a number equal to 66.7% of the Income Based Restricted Shares in the event the Income from Operations Calculation is $190,788,000. In the event the Income from Operations Calculation is between $190,788,000 and $209,253,000, the number of Income Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will increase on a pro-rata basis between a number equal to 66.7% of the Income Based Restricted Shares up to a number equal to 100% of the Income Based Restricted Shares.

     With regard to the other 1/3 of the restricted shares (the “Revenue Based Restricted Shares”), such Revenue Based Restricted Shares vest and the restrictions on their transfer lapse with respect to such vested shares on March16, 2011, provided that (i) the aggregate Gross Revenue from Operations of the Registrant, as reported in its audited Consolidated Statement of Operations, during fiscal years 2008, 2009 and 2010 (measured as of December 31, 2010) equals at least $2,388,953,000 (“Gross Revenue from Operations Calculation”), and (ii) the participant is employed by the Registrant or a subsidiary on such date. The number of the Revenue Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will be a number equal to 53.3% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is $2,388,953,000, and will increase on a pro-rata basis up to a number equal to 66.7% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is $2,463,044,000. In the event the Gross Revenue from Operations Calculation is between $2,463,044,000 and $2,654,978,000, the number of Revenue Based Restricted Shares which will vest, and with regard to which the restrictions will lapse will increase on a pro-rata basis between a number equal to 66.7% of the Revenue Based Restricted Shares up to a number equal to 100% of the Revenue Based Restricted Shares.
     In the event of a change in control (as defined in the Plan) prior to the date the restricted shares vest, all of the restricted shares will vest and the restrictions on transfer will lapse with respect to such vested shares on the date of the change in control, provided that participant is employed by the Registrant or a subsidiary on the date of the change in control.
     If the participant’s employment with the Registrant or subsidiary is terminated for any reason, either by the Registrant or participant, prior to the date on which the restricted shares have vested and the restrictions have lapsed with respect to such vested shares, any restricted shares remaining subject to the restrictions (together with any dividends paid thereon) will be forfeited, unless there has been a change in control prior to such date.
Stock Appreciation Rights
          The stock appreciation rights (“SARs”) represent the right to receive that number of shares of common stock of the Registrant determined by dividing (i) the total number of shares of stock subject to the SARs being exercised by the participant, multiplied by the amount by which the fair market value (as defined in the Plan) of a share of stock on the day the right is exercised exceeds the fair market value of a share of stock on the date of grant of the SAR, by (ii) the fair market value of a share of stock on the exercise date.
          The SARs have a term of 10 years, and 1/3 of the SARs vest and become exercisable on and after each of January 2, 2009, January 2, 2010 and January 2, 2011, provided that participant is employed by the Registrant or a subsidiary on such date. In the event of a change in control, the SARs will vest on the date of the change in control, provided that participant is employed by the Registrant or a subsidiary on the date of the change in control.
          If the participant: (i) dies while employed by the Registrant or a subsidiary or within the period when the SARs could have otherwise been exercised by the participant; (ii) terminates employment with the Registrant or a subsidiary by reason of the permanent and total disability of the participant; or (iii) terminates employment with the Registrant or a subsidiary as a result of the participant’s retirement, provided that the Registrant or such subsidiary has consented in writing to the participant’s retirement, then, in each such case, the participant, or the representatives of the participant, will have the right, at any time within three months after the death, disability or retirement of the participant, and prior to the tenth anniversary of the date of grant of the SARs, to exercise the SARs to the extent the SARs were exercisable by the participant immediately prior to the participant’s death, disability or retirement.
          Following a termination of the participant’s employment with the Registrant or a subsidiary, other than by reason of the participant’s death, permanent disability or retirement with the consent of the Registrant or a subsidiary, the participant may exercise the SARs during the three-month period following such termination but only if and to the extent the SARs were exercisable immediately prior to such termination. If the participant’s employment is terminated for cause, or the participant terminates his or her own employment with the Registrant, any portion of the SARs not yet exercised (whether or not vested) terminates immediately on the date of termination of employment.
          The restricted stock and SARs were awarded pursuant to a Restricted Share and Stock Appreciation Right Award Agreement in the form filed as Exhibit 99.1 to this report.
Amended Employment Agreement with James T. Holder
          On January 3, 2008, the Company and James T. Holder amended the employment agreement between them dated January 3, 2006. The only change to the employment agreement was the rate of annual base salary, which was increased from $220,000 to $245,500. All other terms and conditions of the employment agreement remain unchanged.
Amended Employment Agreement with David L. Pearson
On January 3, 2008, the Company and David L. Pearson amended the employment agreement between them dated September 13, 2005. The only change to the employment agreement was the rate of annual base salary, which was increased from $210,000 to $231,000. All other terms and conditions of the employment agreement remain unchanged.
Amended Employment Agreement with Daniel L. Hernandez
On January 3, 2008, the Company and Daniel L. Hernandez amended the employment agreement between them dated January 3, 2006. The only change to the employment agreement was the rate of annual base salary, which was increased from $200,000 to $210,000. All other terms and conditions of the employment agreement remain unchanged.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1	Form of Restricted Share and Stock Appreciation Right Award Agreement

Exhibit 99.2	First Amended and Restated Exhibit “A” to Employment Agreement dated as of January 1, 2008, between Sykes Enterprises, Incorporated and James T. Holder.

Exhibit 99.3	First Amended and Restated Exhibit “A” to Employment Agreement dated as of January 1, 2008, between Sykes Enterprises, Incorporated and David L. Pearson.

Exhibit 99.4	First Amended and Restated Exhibit “A” to Employment Agreement dated as of January 1, 2008, between Sykes Enterprises, Incorporated and Daniel L. Hernandez

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut
Senior Vice President and Chief Financial Officer

Date: January 8, 2008